SECOND OMNIBUS AMENDMENT
                      TO CERTAIN OF THE OPERATIVE DOCUMENTS

         THIS SECOND AMENDMENT dated as of March 31, 2000 (this "Amendment") amends (i) the Participation Agreement, as amended, dated as of October 29, 1999 (the "Participation Agreement"), entered into by and among ROBERT MONDAVI PROPERTIES, INC., a California corporation, as the Lessee and Construction Agent (in its capacity as lessee, the "Lessee" and in its capacity as Construction Agent, the "Construction Agent"); THE ROBERT MONDAVI CORPORATION, a California corporation, as a Guarantor (individually the "Guarantor"); R.M.E. INC., a California corporation, as a Guarantor (individually, the "Guarantor" and, collectively with The Robert Mondavi Corporation, the "Guarantors"); RMP 1999 TRUST, a grantor trust, as the Lessor Trust (the "Lessor Trust"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, individually as set forth herein and as Trustee under the Lessor Trust ("Owner Trustee"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as a Certificate Holder (together with any permitted successors and assigns thereto, each a "Certificate Holder" and collectively the "Certificate Holders"); HARRIS TRUST AND SAVINGS BANK, as Agent Certificate Holder for the Certificate Holders (in such capacity, the "Agent Certificate Holder"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking organization ("Harris"), and the other various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; Harris Trust and Savings Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders; and BMO GLOBAL CAPITAL SOLUTIONS, INC., a Delaware corporation, as Arranger (in such capacity, the "Arranger"); (ii) the Loan Agreement, as amended, dated as of October 29, 1999 (the "Loan Agreement"), among the Lessor Trust, the Lender and the Administrative Agent; (iii) the Master Lease and Deed of Trust, as amended and supplemented, dated as of October 29, 1999 (the "Master Lease"), between the Lessor Trust and the Lessee and (iv) the Assignment of Lease and Rent, as amended and supplemented, dated as of October 29, 1999 (the "Assignment") from the Lessor Trust, as Assignor, to the Administrative Agent for the Lenders, as Assignee. Terms defined in the Participation Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger have entered into the Participation Agreement;

         WHEREAS, the Lessor Trust, the Lenders and the Administrative Agent have entered into the Loan Agreement;

         WHEREAS, the Lessor Trust and Lessee have entered into the Master
Lease;

         WHEREAS, the Lessor Trust and Administrative Agent for the Lenders have entered into the Assignment; and

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         WHEREAS, the parties hereto desire to amend the Participation
Agreement, the Loan Agreement, the Master Lease and Assignment as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Amendment to Participation Agreement. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Participation Agreement shall be amended in accordance with Sections 1.1 through 1.12:

         Section 1.1. Representation of the Lessee and the Guarantors. Section 8.2(j)(ii) of the Participation Agreement shall be amended by deleting the phrase "G," in line six thereof.

         Section 1.2. Indemnification. Section 14.10 of the Participation Agreement shall be amended by deleting the phrase "liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements" in lines 6 and 14 thereof and substituting the phrase "Claims" therefor.

         Section 1.3 Amendment Provision. Section 15.5(a)(ii) of the Participation Agreement shall be amended by deleting the semicolon at the end thereof and replacing it with the phrase "or increase such Participant's Commitment Percentage;" therefor.

         Section 1.4 Aggregate Commitment Amount Definition. The definition of "Aggregate Commitment Amount" in Appendix A to the Participation Agreement is amended by deleting the amount "$85,000,000" therein and substituting the amount "$105,000,000" therefor.

         Section 1.5. Base Rate Definition. The definition of "Base Rate" in Appendix A to the Participation Agreement is amended by inserting the phrase "(the "Prime Rate")" immediately after the phrase "the rate of interest announced by the Administrative Agent from time to time as its prime commercial rate" in subparagraph (i) thereof.

         Section 1.6. Capitalized Lease Definition. The definition of "Capitalized Lease" in Appendix A to the Participation Agreement is amended by deleting the reference to "Rentals" therein and substituting the phrase "rentals" therefor.

         Section 1.7. Commitment Period Definition. The definition of "Commitment Period" in Appendix A to the Participation Agreement is amended by deleting the period at the end thereof and substituting the phrase "and in any event, shall not extend beyond the Maturity Date." therefor.

         Section 1.8. Consolidated Fixed Charges Definition. The definition of "Consolidated Fixed Charges" in Appendix A to the Participation Agreement is amended by deleting the reference to "Rentals" immediately following the phrase "all Rentals (other than" in line 2 thereof and substituting the phrase "rentals" therefor.

         Section 1.9. Guarantee Definition. Appendix A to the Participation Agreement shall be amended by deleting in its entirety the definition of "Guarantee".

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         Section 1.10. Prime Rate Definition. Appendix A to the Participation
Agreement shall be amended by adding the following new definition to be inserted in the proper alphabetical order reading as follows:

         "Prime Rate" as defined in the definition of Base Rate.

         Section 1.11. Form of Commitments. Schedule I to the Participation Agreement shall be amended and restated in its entirety by replacing such with Exhibit A attached hereto.

         Section 1.12. Notice Information, Wire Instructions and Funding Offices. Schedule II to the Participation Agreement shall be amended by adding at the end thereof the information contained on Exhibit B attached hereto.

         Section 2. Amendment to Loan Agreement. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Loan Agreement shall be amended in accordance with Sections 2.1 through 2.3:

         Section 2.1. Commitment. The Second Recital to the Loan Agreement shall be amended by replacing the dollar amount "$82,450,000" with the dollar amount "$101,850,000" therefor.

         Section 2.2. Amendment to Interest Rates and Payment Dates. Section 2.4 of the Loan Agreement shall be amended by deleting the phrase "Basis Lease Term" therein and substituting the phrase "Basic Lease Term" therefor.

         Section 2.3. New Certificate Holders and New Lenders. Those certain new lenders and new certificate holders which have executed this Amendment (collectively in such capacity, the "New Lenders" or "New Certificate Holders", and each, individually in such capacity, a "New Lender" or "New Certificate Holder") shall each be deemed, as applicable in their respective capacity, as a Lender signatory to the Loan Agreement, a Certificate Holder signatory to the Trust Agreement and a Participant signatory to the Participation Agreement and shall have all the rights, benefits, duties and obligations of a Lender under the Loan Agreement, a Certificate Holder under the Trust Agreement and a Participant under the Participation Agreement, as well as the other Operative Documents. The Lessor Trust agrees that it shall execute and deliver to the New Lenders a Note evidencing each such New Lender's Commitment pursuant to the Loan Agreement, and the Owner Trustee agrees that it shall execute and deliver to the New Certificate Holders a Certificate evidencing such New Certificate Holder's Certificate Holder Amount pursuant to the Participation Agreement. Accordingly, all references in the Operative Documents to the terms "Lender" and "Lenders" shall be deemed to include, and be a reference to, the New Lenders and all references in the Loan Agreement and the other Operative Documents to the terms "Note" and "Notes" shall be deemed to include, and be a reference to, the Notes issued pursuant hereto by the Lessor Trust to the New Lenders. In addition, all references in the Operative Documents to the terms "Certificate Holder" and "Certificate Holders" shall be deemed to include, and be a reference to, the New Certificate Holders and all references in the Operative Documents to the terms "Certificate" and "Certificates" shall be deemed to include, and be a reference to, the Certificates issued pursuant hereto by the Owner Trustee to the New Certificate Holders. Each New Lender and New Certificate Holder agrees that they will perform all of the duties and obligations which by the terms of the Operative Documents are required to be performed by it as a Lender or Certificate Holder, respectively.

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         Section 3. Amendment to Master Lease. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Master Lease shall be amended in accordance with Section 3.1:

         Section 3.1. Exhibit A-1 to the Master Lease shall be amended by (i) replacing the dollar amount "$85,000,000" in the first Notice provision on the first page thereof with the dollar amount "$105,000,000" therefor; (ii) replacing the dollar amount "$85,000,000" in line 14 of paragraph 5(b) thereof with the dollar amount "$105,000,000" therefor and (iii) replacing the phrase "Eighty Five Million Dollars ($85,000,000)" in paragraph 11 thereof with the phrase "One Hundred Five Million Dollars ($105,000,000)" therefor.

         Section 4. Amendment to Assignment Effective on (and subject to the occurrence of) the Amendment Effective Date, the Assignment shall be amended in accordance with Sections 4.1:

         Section 4.1. The First Recital to the Assignment shall be amended by replacing the dollar amount "$85,000,000" with the dollar amount "$105,000,000" therefor.

           Section 5. Representations and Warranties. The Lessee and Guarantor represent and warrant to the Agent and the Lenders that, after giving effect hereto, (a) each representation and warranty set forth in Section 8.2 of the Participation Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Lessee and Guarantor with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), and (b) no Event of Default or Unmatured Event of Default exists.

         Section 6. Effectiveness. The amendments set forth in Sections 1 through 4 above shall become effective on the date (the "Amendment Effective Date") when the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger, (b) copies of corporate action of the respective Board of Directors of the Lessee and each Guarantor taken by such respective Board of Directors relative to this Amendment certified by a secretary or assistant secretary as of the date hereof to be true and correct and in full force and effect as of such date; (c) Opinions of counsel for Lessee and each Guarantor addressed to the Administrative Agent, the Agent Certificate Holder, the Lessor Trust, the Owner Trustee, each of the Lenders and each of the Certificate Holders in a form reasonably satisfactory to the Administrative Agent; (d) execution, delivery and recordation of Amendments to the each existing Lease Supplement, Assignment and, as necessary, supplements thereto encompassing the amendments set forth herein and (e) for the benefit of each New Lender and New Certificate Holder, an upfront fee as agreed between the Lessee and each New Lender and New Certificate Holder.

           Section 7. Reaffirmation of Guaranty. The Guarantors heretofore executed and delivered to the Lessor Trust, the Owner Trustee, the Lenders, the Certificate Holders, the Administrative Agent and the Agent Certificate Holder the Guaranty dated October 29, 1999. The Guarantors hereby consent to this Amendment and confirm that the Guaranty and all of the Guarantors' obligations thereunder remain in full force and effect with respect to the obligations guaranteed thereunder as such obligations have been amended and increased by this Amendment. The Guarantors further agree that the consent of the Guarantors to any further amendments to the Operative Documents shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

         Section 8. Miscellaneous.

         Section 8.1. Continuing Effectiveness, etc. As herein amended, the Participation Agreement and Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Participation Agreement, Loan Agreement and the other Operative Documents to "Participation Agreement" or "Loan Agreement" or similar terms shall refer to the Participation Agreement and Loan Agreement as amended hereby.

         Section 8.2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         Section 8.3. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of California applicable to contracts made and to be performed entirely within such state.

         Section 8.4. Successors and Assigns. This Amendment shall be binding upon the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger and their respective successors and assigns, and shall inure to the benefit of the Lessee, Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders and the Administrative Agent and the respective successors and assigns of the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders and the Administrative Agent.

                                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Omnibus Amendment to Certain of the Operative Documents to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                 ROBERT MONDAVI PROPERTIES, INC., as Lessee and
                                   Construction Agent


                                 By
                                       Name
                                       Its

                                 THE ROBERT MONDAVI CORPORATION, as a Guarantor


                                 By
                                       Name
                                       Its



                                 R.M.E. INC., as a Guarantor


                                 By
                                       Name
                                       Its


                                 HARRIS TRUST AND SAVINGS BANK, as Agent
                                   Certificate Holder and as a
                                   Certificate Holder


                                 By
                                       Name
                                       Its


                                 HARRIS TRUST AND SAVINGS BANK, as
                                   Administrative Agent and as a Lender


                                 By
                                       Name
                                       Its

                                 BMO GLOBAL CAPITAL SOLUTIONS, INC., as Arranger


                                 By
                                       Name
                                       Its


                                 FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                    not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee


                                    By______________________________________
                                      Name
                                      Its


                                 RMP 1999 TRUST, as Lessor Trust

                                 By: First Security Bank, National Association, not in its individual capacity but solely as Owner Trustee


                                 By
                                       Name
                                       Its


                                 BANK OF AMERICA, N.A., as a Lender and
                                   Certificate Holder


                                 By
                                       Name
                                       Its

                                 CREDIT AGRICOLE INDOSUEZ, as a Lender and
                                    Certificate Holder


                                 By
                                       Name
                                       Its


                                 By
                                       Name
                                       Its




                                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                   B.A., "RABOBANK INTERNATIONAL", NEW YORK
                                   BRANCH, as a Lender and Certificate Holder


                                 By
                                       Name
                                       Its




                                 By
                                       Name
                                       Its

                                    EXHIBIT A


                                   SCHEDULE I
                           TO PARTICIPATION AGREEMENT


                                   COMMITMENTS


                                                                  COMMITMENT
              PARTICIPANT                  COMMITMENT             PERCENTAGE


                LENDERS

Harris Trust and Savings Bank             $29,100,000              27.7143%

Bank of America, N.A.                     $29,100,000              27.7143%

Credit Agricole Indosuez                  $24,250,000              23.0952%

Rabobank International                    $19,400,000              18.4762%
                                          -----------              --------

                                         $101,850,000              97.0000%


          CERTIFICATE HOLDERS

Harris Trust and Savings Bank             $   900,000               0.8571%

Bank of America, N.A.                     $   900,000               0.8571%

Credit Agricole Indosuez                  $   750,000               0.7143%

Rabobank International                    $   600,000               0.5714%
                                          -----------               -------

         TOTAL                             $3,150,000               3.0000%


         TOTAL COMMITMENT                $105,000,000                100%

                                    EXHIBIT B


            Notice Information, Wire Instructions and Funding Offices



CERTIFICATE HOLDER:                          LENDER:

Rabobank International                       Rabobank International
4 Embarcadero Center                         4 Embarcadero Center
Suite 3200                                   Suite 3200
San Francisco, California 94111              San Francisco, California 94111

Attention: John J. McHugh                    Attention: John J. McHugh
Facsimile No.: (415) 986-8349                Facsimile No.: (415) 986-8349

Wire Transfer Instructions:                  Wire Transfer Instructions:
Bank: Bank of New York                       Bank: Bank of New York
ABA Number:  021-000018                      ABA Number:  021-000018
Attention: Rabobank International            Attention: Rabobank International
Account Number:  8026002533                  Account Number:  8026002533
Ref:  RMP 1999 Trust                         Ref:  RMP 1999 Trust